LONG-TERM NOTES	12 Months Ended
Dec. 31, 2013
LONG-TERM NOTES
17.	LONG-TERM NOTES

On January 16, 2013, SolarOne HK completed its issuance of three-year-period notes of US$100,000,000 (“2013 Notes”). The 2013 Notes bear interests at a floating rate indexed to three-month LIBOR plus a margin of 2.23% per annum. Interests are payable on a quarterly basis from January 15, 2013 to January 15, 2016. The 2013 Notes will mature on January 15, 2016 and repayable at its principal amount plus accrued and unpaid interest thereon.

The net proceeds from the issuance, after deducting offering expenses, were US$99,700,000, which are being used by the Group for general working capital purposes. All the payments on the Notes are guaranteed by Hanwha Chemical (“Guarantor”). In addition, the notes are unsecured and rank lower than any secured obligation of the group and have the same liquidation priority as any other unsecured liabilities of the Group, but senior to those expressly subordinated obligations, if any. SolarOne HK may redeem the 2013 Notes upon certain taxation reasons at a price equal to 100% of the principal amount of the 2013 Notes plus accrued and unpaid interest thereon. In addition, SolarOne HK may, at its discretion, redeem all or any portion of the 2013 Notes in the market at any time at the then prevailing market price. As of December 31, 2013, SolarOne HK does not intend to redeem any portion of the Notes prior to the stated maturity date.

The Notes were issued at par. Direct debt issuance costs of RMB1,882,000 (US$310,884) are deferred and amortized over the life of the 2013 Notes using the effective interest rate method.